SCHEDULE 14A


           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )


Filed by the Registrant /x/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement     / / Confidential, for use of the
                                         Commission only
/X/  Definitive Proxy Statement

/ /  Definitive Additional Materials

/ /  Soliciting Material Pursuant to Rule 14a-ll(c) or Rule 14a-12

                           PILGRIM PRIME RATE TRUST
                      ---------------------------------
               (Name of Registrant as Specified In Its Charter)

                        ---------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
/ /               $125 per Exchange Act Rule 0-ll(c)(l)(ii), 14a-6(i)(1), or
                  14a-6(i)(2).
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
                  (1) Title of each class of securities to which transaction applies:
                  (2) Aggregate number of securities to which transaction applies:
                  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)
                  (4)     Proposed maximum aggregate value of transaction:
                  (5)     Total fee paid:

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-ll(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

                  (1)     Amount Previously Paid:$______________
                  (2)     Form, Schedule or Registration Statement No.:_________
                  (3)     Filing Party: _________________
                  (4)     Date Filed: __________________


_________________
(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

                               PILGRIM AMERICA
                                  GROUP, INC

                           PILGRIM PRIME RATE TRUST
                            ---------------------
                            TWO RENAISSANCE SQUARE
                     40 NORTH CENTRAL AVENUE, SUITE 1200
                              PHOENIX, AZ 85004

                                MARCH 25, 1996

Dear Shareholder:

     Enclosed you will find a Notice and Proxy Statement for the Special Meeting of Shareholders of the Pilgrim Prime Rate Trust to be held at 10:00 a.m., local time, on May 2, 1996. There are several important matters on which you, as a shareholder of the Trust, are being asked to consider -- election of Trustees, an amendment to the investment advisory agreement, approval of amendments in connection with the Trust's ability to borrow money, which the Board of Trustees believes will increase total return to shareholders, and the ratification of the selection of KPMG Peat Marwick LLP.

     After reviewing each matter carefully, the Board of Trustees unanimously recommends that you vote FOR each of the proposals.

     Your vote is important, regardless of the number of shares you own. Please take a few minutes to review this material, cast your vote on the enclosed Proxy Card and return the Proxy Card in the enclosed postage-paid envelope.

     The Trust has retained Shareholder Communications Corporation, a professional proxy solicitation firm, to assist shareholders in the voting process. As the date of the meeting approaches, if we have not already heard from you, you may receive a telephone call from Shareholder Communications reminding you to exercise your right to vote.

     Thank you very much for your assistance.

                                          Sincerely,

                                          Robert W. Stallings,
                                          President and Chairman and the Board

YOU MAY CONTACT SHAREHOLDER COMMUNICATIONS CORPORATION FOR INFORMATION REGARDING
                            THE PROXY STATEMENT AT:

                          (800) 733-8481 EXTENSION 448

                            PILGRIM PRIME RATE TRUST
                             ---------------------

                             TWO RENAISSANCE SQUARE
                      40 NORTH CENTRAL AVENUE, SUITE 1200
                             PHOENIX, ARIZONA 85004

    NOTICE OF SPECIAL MEETING IN LIEU OF THE ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 2, 1996

To the Shareholders:

     A Special Meeting of Shareholders in Lieu of the Annual Meeting of Pilgrim Prime Rate Trust (the "Trust") will be held on Thursday, May 2, 1996 at 10:00 a.m., local time, at the offices of the Trust, Two Renaissance Square, 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004 for the following purposes:

     1. To elect five trustees to serve until their successors are elected and qualified.

     2. To approve the following amendments in connection with the Trust's ability to borrow money:

          a. To approve amendments to the Trust's fundamental investment policies to expand its ability to engage in borrowing transactions.

          b. To approve an amendment to the Investment Management Agreement between the Trust and its Investment Manager to provide that the Trust pay the Investment Manager at the current rate schedule based on an expanded base of assets -- the Trust's average daily net assets plus the proceeds of any outstanding borrowings.

     3. To ratify the appointment of KPMG Peat Marwick LLP as independent auditors for the Trust for the fiscal year ending February 28, 1997.

     4. To transact such other business as may properly come before the Special Meeting of Shareholders or any adjournments thereof.

     Shareholders of record at the close of business on March 21, 1996 are entitled to notice of, and to vote at, the meeting. Your attention is called to the accompanying Proxy Statement. Regardless of whether you plan to attend the meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD so that a quorum will be present and a maximum number of shares may be voted. If you are present at the meeting, you may change your vote, if desired, at that time.

                                          By Order of the Board of Trustees

                                          Nancy L. Peden
                                          Assistant Secretary

March 25, 1996
Two Renaissance Square
40 North Central Avenue, Suite 1200
Phoenix, Arizona 85004

                            PILGRIM PRIME RATE TRUST

                                PROXY STATEMENT

         SPECIAL MEETING IN LIEU OF THE ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 2, 1996

     This Proxy Statement is furnished by the Board of Trustees of Pilgrim Prime Rate Trust (the "Trust") in connection with the Trust's solicitation of voting instructions for use at a Special Meeting in Lieu of the Annual Meeting of Shareholders of the Trust (the "Meeting") to be held on Thursday, May 2, 1996, at 10:00 a.m., local time, at the offices of the Trust, Two Renaissance Square, 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004 for the purposes set forth below and in the accompanying Notice of Special Meeting. At the Meeting, the shareholders of the Trust will be asked:

     1. To elect five trustees to serve until their successors are elected and qualified.

     2. To approve the following amendments in connection with the Trust's ability to borrow money:

          a. To approve amendments to the Trust's fundamental investment policies to expand its ability to engage in borrowing transactions.

          b. To approve an amendment to the Investment Management Agreement between the Trust and its Investment Manager to provide that the Trust pay the Investment Manager at the current rate schedule based on an expanded base of assets -- the Trust's average daily net assets plus the proceeds of any outstanding borrowings.

     3. To ratify the appointment of KPMG Peat Marwick LLP as independent auditors for the Trust for the fiscal year ending February 28, 1997.

     4. To transact such other business as may properly come before the Special Meeting of Shareholders or any adjournments thereof.

     Solicitation of proxies is being made primarily by the mailing of this Notice and Proxy Statement with its enclosures on or about March 28, 1996. Shareholders of the Trust whose shares of beneficial interest are held by nominees such as brokers, can vote their shares by contacting their respective nominee. In addition to the solicitation of proxies by mail, officers of the Trust and employees of Pilgrim America Investments, Inc. ("Pilgrim America" or the "Investment Manager"), investment adviser to the Trust, and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile, or oral communication. Shareholder Communications Corporation ("SCC") has been engaged to assist in the solicitation of proxies. As the meeting date approaches, certain shareholders of the Trust may receive a telephone call from a representative of SCC if the Trust has not yet received their vote. Authorization to permit SCC to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of the Trust. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. Management of the Trust believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined. The Trust has received an opinion of its counsel that addresses the validity, under the applicable law of The Commonwealth of Massachusetts, of authorization to execute a proxy given orally. The opinion given by the Trust's counsel concludes that a Massachusetts court would find that there is no Massachusetts law or public policy against the acceptance of proxies signed by an orally-authorized agent provided that it adheres to the procedures set forth below. The cost of this assistance is expected to be approximately $65,000. The costs associated with such solicitation and the Meeting will be borne by the Trust, although the Investment Manager or its affiliates shall bear the expense of any solicitation activities by their employees.

     In all cases where a telephonic proxy is solicited, the SCC representative is required to ask for each shareholder's full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), the number of shares owned and to confirm that the shareholder has received the proxy statement card in the mail. If the information solicited agrees with the information provided to SCC by the Trust, then the SCC representative has the responsibility to explain the process, read the proposals listed on the proxy card, and ask for the shareholder's instructions on each proposal. The SCC representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendations set forth in the proxy statement. SCC will record the shareholder's instructions on the card. Within 72 hours, SCC will send the shareholder a letter or mailgram to confirm his or her vote and asking the shareholder to call SCC immediately if his or her instructions are not correctly reflected in the confirmation.

     If any shareholder wishes to participate in the meeting of shareholders, but does not wish to give his or her proxy by telephone, the shareholder may still submit the proxy card originally sent with the proxy statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact SCC toll-free at 1-800-733-8481, Extension 448. Any proxy given by a shareholder, whether in writing or by telephone, is revocable.

     Each share of beneficial interest of the Trust (each a "Share", collectively the "Shares") is entitled to one vote. A shareholder may revoke the accompanying proxy or a proxy given telephonically at any time prior to its use by filing with the Trust a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby cancelling any proxy previously given. The persons named in the accompanying proxy will vote as directed by the proxy, but in the absence of voting directions in any proxy that is signed and returned, they intend to vote FOR each of the proposals and may vote in their discretion with respect to other matters not now known to the Board of Trustees of the Trust that may be presented at the Meeting.

     Shareholders of the Trust at the close of business on March 21, 1996 (the "Record Date") will be entitled to be present and give voting instructions for the Trust at the Meeting with respect to their Shares owned as of such Record Date. As of March 1, 1996, there were 89,793,828 Shares outstanding and entitled to vote as of such Record Date, and the Trust had total net assets of approximately $863,126,490.

     A majority of the outstanding Shares of the Trust on the Record Date, represented in person or by proxy, must be present to constitute a quorum for the transaction of the Trust's business at the Meeting.

     A "Majority Vote" is required for the approval of Proposals 2.a. and 2.b. For the purposes of this requirement, a "Majority Vote" shall mean a "majority of the outstanding voting securities" of the Trust as defined in the Investment Company Act of 1940, as amended, i.e., (i) 67% or more of the Shares of the Trust present at the Meeting if more than 50% of the outstanding Shares of the Trust are represented at the Meeting in person or by proxy, or (ii) more than 50% of the outstanding Shares of the Trust, whichever is less. Proposals 2.a. and 2.b. will only be adopted if both of those proposals are approved by the shareholders, even if the shareholder vote to adopt one proposal is received. A majority of the votes cast at the Meeting is required for the approval of the ratification of independent accountants (Proposal 3). The affirmative vote of a majority of the votes cast at the Trust's Meeting, assuming a quorum is present, is required for the election of the Board Members (Proposal 1).

     If a quorum is not present at a Meeting, or if a quorum is present but sufficient votes to approve any or all of the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the Proposals that are the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those Shares represented at the Meeting in person or by proxy. A shareholder vote may be taken on one or more of the Proposals in this proxy statement prior to any adjournment if sufficient votes have been received with respect to a Proposal. If a shareholder abstains from voting as to any matter, then the Shares held by such shareholder shall be deemed present at the Special Meeting of the Trust for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor or against such matter. If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a matter, then the Shares covered by such non-vote shall be deemed present at the Special Meeting for purposes of determining a quorum, but shall not be deemed represented at the Special Meeting for purposes of calculating the vote with respect to such matter. Therefore, with respect to Proposals 2.a. and 2.b., which require a Majority Vote, broker non-votes will not be taken into account when determining the number of Shares present at the Meeting and the number of votes cast.

     To the knowledge of the Trust, as of February 29, 1996, no current Trustee of the Trust owns 1% or more of outstanding Shares of the Trust and the officers and Trustees of the Trust own, as a group, less than 1% of the Shares of the Trust. To the knowledge of the Trust, as of February 29, 1996, no person owned beneficially more than 5% of the outstanding Shares of the Trust.

     Pilgrim America, whose address is Two Renaissance Square, 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004, is the Investment Manager of the Trust. Pilgrim America Group, Inc., whose address is also Two Renaissance Square, 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004, is the administrator of the Trust.

           1.  TO ELECT FIVE TRUSTEES TO SERVE UNTIL THEIR SUCCESSORS
                           ARE ELECTED AND QUALIFIED

     At the Meeting, five Trustees will be elected to serve as trustees, each to serve until his or her successor is duly elected and qualified. All of the nominees are currently Trustees. Mary A. Baldwin, Al Burton, Bruce S. Foerster, and Robert W. Stallings were last elected at the Special Meeting of Shareholders held on April 4, 1995. On August 28, 1995, the Board unanimously voted to increase the number of Trustees of the Board from four to five, as provided for in the Trust's Agreement and Declaration of Trust, and elected Jock Patton to fill the newly created Trustee's vacancy. Each nominee has consented to serve as a Trustee if elected; however, should any nominee become unavailable to accept election, an event not now anticipated, the persons named in the proxy will vote in their discretion for another person or persons who may be nominated as Trustee.

     The following table sets forth the name of each nominee and certain additional information.

                                         PRINCIPAL OCCUPATION FOR                YEAR FIRST BECAME
          NOMINEE                           THE LAST FIVE YEARS                   A BOARD MEMBER
--------------------------- ---------------------------------------------------  -----------------
Mary A. Baldwin, Ph.D...... Trustee of the Trust; Realtor, The Prudential               1995
  Age 55                    Arizona Realty for more than the last five years;
                            Treasurer, United States Olympic Committee;
                            Director or Trustee of each of the funds in the
                            Pilgrim America Group; Formerly on the teaching
                            staff at Arizona State University.

Al Burton.................. Trustee of the Trust; President of Al Burton                1986
  Age 66                    Productions for more than the last five years;
                            Executive Producer, Castle Rock Entertainment;
                            Director or Trustee of each
                            of the funds in the Pilgrim America Group.

Bruce S. Foerster.......... Trustee of the Trust; President and Chief Executive         1995
  Age 53                    Officer, South Beach Capital (January
                            1995-Present); Director or Trustee of each of the
                            funds in the Pilgrim America Group; Managing
                            Director US Equity Syndicates Desk, Lehman Brothers
                            (June 1992-December 1994); Managing Director Equity
                            Transactions Group/Equity Syndicate, Paine Webber
                            Incorporated (September 1984-May 1992).

                                         PRINCIPAL OCCUPATION FOR                YEAR FIRST BECAME
          NOMINEE                           THE LAST FIVE YEARS                   A BOARD MEMBER
--------------------------- ---------------------------------------------------  -----------------
Jock Patton................ Trustee of the Trust; President, StockVal, Inc.             1995
  Age 49                    (since 1992); Director and co-owner, StockVal, Inc.
                            (1982-present). Director, Artisoft, Inc.; Partner
                            and director, Streich, Lang (1972-1992); Director
                            or Trustee
                            of each of the funds in the Pilgrim America Group
                            (since August 1995).
Robert W. Stallings*....... Chairman, Chief Executive Officer and President of          1995
  Age 46                    the Trust (since April 1995); Chairman, Chief
                            Executive Officer and President, Pilgrim America
                            Group, Inc. and Pilgrim America Investments, Inc.
                            (since December 1994); Director, Pilgrim America
                            Securities, Inc. (since December 1994); Chairman
                            and Chief Executive Officer, Express America
                            Holdings Corporation (since August 1990) and
                            Express America Mortgage Corporation (since May
                            1991); Chairman, Chief Executive Officer and
                            President, of each of the funds in the Pilgrim
                            America Group (since April 1995); Formerly Chairman
                            and Chief Executive Officer of First Western
                            Partners, Inc. of Scottsdale, Arizona, a consulting
                            and management services firm to financial
                            institutions and private investors (February
                            1990-December 1991); Chairman and Chief Executive
                            Officer of Western Savings & Loan Assoc. (April
                            1989-February 1990).

---------------
* As an officer of Pilgrim America, the Trust's investment adviser, Mr. Stallings is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

     During the Trust's fiscal year ended February 29, 1996, the Board held eleven meetings. Each Trustee attended more than 75% of such meetings during the period in which such Trustee served as a Trustee.

COMMITTEES

     The Board has an Audit Committee whose function is to meet with the independent accountants of the Trust in order to review the scope of the Trust's audit, the Trust's financial statements and internal accounting controls; and to meet with Trust management concerning these matters, among other things. This Committee currently consists of all of the independent trustees (Mary A. Baldwin, Al Burton, Bruce S. Foerster and Jock Patton). During the fiscal year ended February 29, 1996, the Audit Committee met two times. Each member of the Committee attended more than 75% of such meetings during the period in which he or she was a member of the Audit Committee. The Trust does not have a nominating or compensation committee.

REMUNERATION OF BOARD MEMBERS AND OFFICERS

     The Trust pays each "disinterested" Trustee, in addition to out-of-pocket expenses, the Trust's pro rata share, based on all of the investment companies in the Pilgrim America Group of: (i) an annual retainer of $20,000; (ii) $1,500 per quarterly and special Board meeting; (iii) $500 per committee meeting; and
(iv) $100 per special telephonic meeting. The pro rata share paid by the Trust is based upon the Trust's average net assets for the previous quarter as a percentage of the average net assets of all of the funds in the Pilgrim America Group for which the Board Members serve in common as directors/trustees.

                               COMPENSATION TABLE
                      FISCAL YEAR ENDED FEBRUARY 29, 1996

                                                                         TOTAL
                                                                      COMPENSATION
                                                     AGGREGATE       FROM TRUST AND
                                                    COMPENSATION      FUND FAMILY
           NAME OF PERSON, POSITION                  FROM TRUST      TO TRUSTEES(1)
--------------------------------------------------  ------------     --------------
Al Burton, Trustee................................    $ 16,288          $ 25,300
Mary A. Baldwin, Trustee(2).......................    $ 15,788          $ 24,800
Bruce S. Foerster, Trustee(2).....................    $ 15,853          $ 24,900
Jock Patton, Trustee(3)...........................    $ 10,556          $ 15,300
Robert W. Stallings, Trustee(2)...................    $      0          $      0

---------------
(1) The Fund Family consists of the following funds in the Pilgrim America
    Group: Pilgrim America Masters Series, Inc., which consists of Pilgrim America Masters Asia-Pacific Equity Fund, Pilgrim America Masters MidCap Value Fund, and Pilgrim America Masters LargeCap Value Fund, Pilgrim America Investment Funds, Inc., which consists of Pilgrim America MagnaCap Fund and Pilgrim America High Yield Fund, Pilgrim Government Securities Income Fund, Inc., Pilgrim Regional BankShares, Inc., and Pilgrim Prime Rate Trust.

(2) Commenced service as a trustee on April 7, 1995.

(3) Commenced service as a trustee on August 28, 1995.

Recommendation and Required Vote

     The affirmative vote of the holders of a plurality of the Shares of the Trust represented at the Meeting, assuming a quorum is present, is required to approve the election of the nominees.

  THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT SHAREHOLDERS OF THE TRUST
                     VOTE FOR THE ELECTION OF THE NOMINEES

     2.  AMENDMENTS IN CONNECTION WITH THE TRUST'S ABILITY TO BORROW MONEY

A. PROPOSAL TO AMEND THE TRUST'S FUNDAMENTAL INVESTMENT POLICIES TO EXPAND ITS ABILITY TO ENGAGE IN BORROWING TRANSACTIONS TO THE EXTENT PERMITTED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED

     The Board of Trustees has approved, subject to shareholder approval, amendments to the Trust's fundamental investment policies regarding borrowing money that would permit the Trust to engage in borrowing transactions to the extent permitted under the 1940 Act. The purpose of the amendments is to expand the Trust's ability to borrow money so that the Trust can finance the purchase of additional income-producing investments.

     The Investment Manager has informed the Board that it will only borrow money for such purposes when, at the time of borrowing, it believes that the interest payments and other costs with respect to such borrowings will be exceeded by the total return on the investments purchased. To mitigate interest rate risk, it is the Investment Manager's current policy that borrowings made will be at interest rates that float based upon a benchmark indicator of prevailing interest rates such as the federal funds rate or the London Inter-Bank Offered Rate. Since the Trust invests primarily in senior collateralized corporate loans that pay interest at a floating rate, the Investment Manager believes that it will be able to predict at the time of borrowing or investment whether the total return on investment that could be made with borrowed proceeds will exceed the costs of the borrowings.

     Based upon recommendations from the Investment Manager, the Board believes that the ability of the Trust to borrow money has the potential to benefit the shareholders of the Trust in several ways. First, the total yield to shareholders should increase, because additional income producing investments could be acquired with borrowed proceeds and would be working for the Trust. Second, the increased liquidity that would be provided by the borrowings should enable the Trust to participate in loan syndications on a more favorable basis. Finally, a larger base of investable assets will allow the Trust to be more diversified in its investments, thus potentially lessening risk. The Board noted that other investment companies with similar objectives to those of the Trust also have the ability to borrow money to acquire investment assets.

     The Board also considered that this change in borrowing policy could provide a source of funds to meet loan funding demands under the unused portions of credit agreement commitments. Currently the Trust must set aside cash (or short term cash equivalents) in anticipation of the need to fund these unused portions of credit commitments. This use of borrowing will allow the Trust to be more fully invested. In addition, the Board considered that the proposed change in borrowing policy could provide the Trust with greater flexibility and liquidity in connection with a tender offer for repurchase of its Shares in the event that such an offer is approved in the future by the Board of Trustees. The Trust does not currently conduct periodic tender offers, and does not anticipate that borrowing proceeds will be used for the latter purpose at this time.

     If approved by shareholders, the amount of borrowings may vary with prevailing market or economic conditions. The change in investment policy on borrowing will not change the Trust's investment objective or any other of its investment policies.

     The 1940 Act requires registered investment companies such as the Trust to adopt certain specific investment policies that can be changed only by shareholder vote. These policies are often referred to as "fundamental policies." Included among the fundamental policies of the Trust are policies regarding borrowing and the issuance of "senior securities," which generally include, among other things, notes evidencing indebtedness.

     The Trust's current fundamental policy on the issuance of senior securities is as follows:

        [The Trust may not] issue senior securities, except insofar as the Trust may be deemed to have issued a senior security by reason of (i) entering into certain interest rate hedging transactions or (ii) entering into reverse repurchase agreements, and except that it may borrow in an amount up to 33 1/3% of its total net assets to obtain such short-term credits as are necessary for tender offers by the Trust for its shares.

     In addition, the Trust's fundamental investment policies provide that:

        [The Trust may not] make investments on margin or hypothecate, mortgage or pledge any of its assets except for the purpose of securing borrowings as described above in connection with the issuance of senior securities and then only in an amount up to 33 1/3% of the value of the Trust's total net assets including the borrowing or make additional purchases of Participation Interests or make other investments while borrowings exceed 5% of the Trust's total assets.

     As amended, the Trust's fundamental policies regarding borrowing and the issuance of senior securities would be as follows:

        [The Trust may not] issue senior securities, except insofar as the Trust may be deemed to have issued a senior security by reason of (i) entering into certain interest rate hedging transactions, (ii) entering into reverse repurchase agreements, or (iii) borrowing money in an amount not exceeding 33 1/3%, or such other percentage permitted by law, of the Trust's total assets (including the amount borrowed) less all liabilities other than borrowings.

and

        [The Trust may not] make investments on margin or hypothecate, mortgage or pledge any of its assets except for the purpose of securing borrowings as described above in connection with the issuance of senior securities and then only in an amount up to 33 1/3%, or such other percentage permitted by law, of the value of the Trust's total assets (including the amount borrowed) less all liabilities other than borrowings.

Effect of the Proposed Amendments

     The proposed amendments would expand the Trust's ability to borrow money. The ability of the Trust to borrow is currently limited to certain short-term temporary financing arrangements and to borrowings to obtain short-term credits to fund tender offers by the Trust for its shares. The Trust may not otherwise enter into borrowing arrangements that would be considered to be senior securities under the 1940 Act. If approved, the proposal would allow the Trust to enter into borrowing transactions up to 33 1/3% (or such other percentage permitted by law) of its total assets (including the amount borrowed) less all liabilities other than borrowings. If approved by shareholders, the Investment Manager currently intends to use the proceeds of any borrowings (i) to fund the purchase of additional income-producing investments, and (ii) to meet loan funding demands under the unused portions of credit agreement commitments, thus allowing the Trust to invest more of its assets. The Trust's ability to enter into interest rate hedging transactions and reverse repurchase agreements would be unaffected by the amendments.

     Capital raised through borrowings will be subject to interest and other costs. There can be no assurance that the Trust's income from borrowed proceeds will exceed these costs; however, the Investment Manager does not intend to borrow for the purposes of making additional investments unless it believes that the interest payments and other costs will be exceeded by the total return on the investments. In addition, the Investment Manager intends to mitigate the risk that the costs of borrowing will exceed the total return on an investment by borrowing on a variable rate basis. In the event of a default on one or more senior loans or other interest-bearing instruments held by the Trust, borrowing would exaggerate the loss to the Trust and may exaggerate the effect on the Trust's net asset value. The Trust's lenders will have priority to the Trust's assets over the Trust's shareholders.

     As of February 29, 1996, the Trust had total assets of $869,464,228 and total liabilities of $6,526,637, none of which represented the proceeds of borrowings. Accordingly, as of that date, if the proposed amendments had been in effect, the Trust could have borrowed up to approximately $431,404,000. The Investment Manager has informed the Board that, initially and for the foreseeable future, the Trust will borrow no more than 25% of the Trust's total net assets plus borrowings. If the Trust had borrowed at this level on February 29, 1996, its total borrowings would have been approximately $287,646,000.

Recommendation and Required Vote

     Assuming a quorum is present, a Majority Vote, as defined above, is required to approve the amendment to the Trust's investment policy. This Proposal will not be adopted unless Proposal 2.b. also is adopted by the shareholders.

B. PROPOSAL TO AMEND THE TRUST'S INVESTMENT MANAGEMENT AGREEMENT

     The Trustees have approved at a meeting held on January 30, 1996 an amendment to the Trust's Investment Management Agreement with the Investment Manager, subject to the approval of the shareholders of the Trust. The proposed amendment provides that the Investment Manager will receive its current rate schedule based upon the Trust's average daily net assets plus the proceeds of any outstanding borrowings. Currently, the Investment Manager's fee is calculated based on the Trust's average daily net assets only, which does not include proceeds from any borrowing.

     In approving the amendment to the Management Agreement, the Trustees considered (i) the benefit to the Trust from the additional investment advisory services that the Investment Manager would be performing for the Trust, and (ii) the amount of compensation that the Investment Manager would receive pursuant to the amendment to the Management Agreement. Currently, the investment restrictions of the Trust prevent the Trust from entering into long-term borrowing arrangements that are considered to be senior securities, except that the Trust may borrow for the limited purpose of making tender offers for Shares of the Trust. However, if the amendments to the Trust's fundamental investment policies described in Proposal 2.a. are adopted, the Trust intends to use the proceeds of borrowings for investment purposes. The Board of Trustees considered the fact that managing these investments will require the Investment Manager to provide additional services to the Trust. In particular, the Investment Manager would be required to analyze potential investment opportunities, and would have to monitor a larger investment portfolio. Thus, the Investment Manager would render additional services and expend greater resources. The Trustees noted that the current advisory fee schedule contains breakpoints that take into account the various economies of scale that result from an increase of assets under management, and that, if shareholders approve the amendment, additional fees earned on a base of assets that includes borrowed money would be paid at the lowest rate in the advisory fee schedule. In addition, the Trustees noted that other investment companies with similar investment objectives calculate fees paid to their investment advisers on the basis of total net assets including borrowings. The Trustees gave particular weight to the potential benefit to shareholders from the use of borrowing proceeds for investment and to the fact that the shareholders of the Trust would be receiving additional services from the Investment Manager in connection with the management of borrowed proceeds.

The Management Agreement

     The Investment Management Agreement, dated April 7, 1995 (the "Management Agreement") was initially approved by shareholders of the Trust on April 4, 1995. Pursuant to the Management Agreement, the Investment Manager furnishes the Trust with investment advice and investment management and administrative services with respect to the Trust's assets, including making specific recommendations as to the purchase and sale of portfolio investments, furnishing requisite office space and personnel, and managing the Trust's investments subject to the ultimate supervision and direction of the Board of Trustees. The Investment Manager is paid a fee for these services at the following annual rates:

     - 0.85% of the Trust's average daily net assets up to $700 million

     - 0.75% of the Trust's average daily net assets in excess of $700 million up to $800 million

     - 0.65% of the Trust's average daily net assets over $800 million.

     The Investment Manager will reduce its aggregate fees for any fiscal year, or reimburse the Trust to the extent required so that the Trust's expenses do not exceed the expense limitations applicable to the Trust under the securities laws or regulations of those states or jurisdictions in which the Trust's Shares are qualified for sale. The Trust believes that it currently is not subject to expense limitations under state law. The investment management fees incurred by the Trust for its most recent fiscal year ended February 29, 1996 were $7,122,089.

     In addition, the Trust pays fees to Pilgrim America Group, Inc. ("PAGI"), an affiliate of the Investment Manager, for services provided to the Trust pursuant to an Administrative Services Agreement, dated as of April 7, 1995 (the "Administrative Services Agreement"). These fees were $1,264,932 for the fiscal year ended February 29, 1996. On March 7, 1996, the Board of Trustees approved an amendment to the Administrative Services Agreement providing that the fees payable to PAGI under the Agreement be based on average daily net assets of the Trust, plus the proceeds of any borrowing. Previously, fees paid under the Agreement were based on average daily net assets of the Trust excluding any borrowings. The services provided by PAGI will continue to be provided regardless of whether the amendment to the Management Agreement is approved.

Effect of the Amendment to the Management Agreement

     The amendment to the Management Agreement would increase the base of assets upon which the Investment Manager's fees are calculated by the amount of any borrowings. Currently, the fees paid to the Investment Manager are based on the average daily net assets of the Fund, which does not include the proceeds of borrowings.

SUMMARY OF ESTIMATED ANNUAL EXPENSES

     The following table is intended to assist you in understanding the various costs and expenses directly or indirectly associated with investing in the Trust should the amendment to the Management Agreement be adopted, as estimated by the Investment Manager.

                                                                            AS A PERCENTAGE OF
                                              AS A PERCENTAGE OF                NET ASSETS
                                                  NET ASSETS                  PLUS BORROWINGS
                                           -------------------------     -------------------------
                                                           AFTER                         AFTER
                                                          PROPOSED                      PROPOSED
                                           CURRENT(1)   AMENDMENT(2)     CURRENT(1)   AMENDMENT(2)
                                           ----------   ------------     ----------   ------------
    Investment Management Fees(3)........     0.82%         1.04%           0.82%         0.78%
    Administration Fee(4)................     0.15%         0.18%           0.15%         0.13%
    Other Expenses(5)....................     0.26%         0.26%           0.26%         0.20%
                                              ----          ----            ----          ----
    TOTAL ANNUAL OPERATING EXPENSES......     1.23%         1.48%           1.23%         1.11%
                                              ====          ====            ====          ====

---------------
(1) Expense level based on the Trust's expenses for its fiscal year ending February 29, 1996.
(2) Expenses estimated based upon "current expenses" as shown in the chart and assuming borrowing in an amount of 25% of the Trust's total net assets plus borrowings.
(3) The Investment Management Fee is determined based upon total average daily net assets of the Trust and is calculated at the rate of 0.85% of average daily net assets up to $700 million, 0.75 of average daily net assets in excess of $700 million up to $800 million, and 0.65 % of average daily net assets over $800 million. If the amendment to the Management Agreement is adopted, the Investment Management Fee will be determined based on the Trust's average daily net assets, plus the proceeds of outstanding borrowings. However, the rates at which fees are calculated will remain unchanged.
(4) Administration Fee, effective March 7, 1996, is determined based on the Trust's average daily net assets, plus the proceeds of outstanding borrowings.
(5) Other expenses are based upon estimates for the Trust's current fiscal year, and does not include expenses of borrowing.

     ALTHOUGH THE TRUST MAY INCUR ADDITIONAL MANAGEMENT EXPENSES AS A RESULT OF THE PROPOSED AMENDMENT, THE INVESTMENT MANAGER BELIEVES THAT THESE INCREASED EXPENSES WILL BE OFFSET BY INCREASED RETURN TO THE TRUST FROM THE INVESTMENTS PURCHASED WITH BORROWING PROCEEDS. THE INVESTMENT MANAGER ONLY INTENDS TO BORROW MONEY WHEN IT BELIEVES THAT THE INTEREST PAYMENTS, MANAGEMENT AND ADMINISTRATIVE FEES, AND OTHER COSTS WITH RESPECT TO SUCH BORROWINGS WILL BE EXCEEDED BY THE TOTAL RETURN ON THE INVESTMENTS PURCHASED.

                                    EXAMPLE

     Based upon the above expenses, it is estimated that you would pay the following expenses on a $1,000 investment in the Trust, assuming a 5% annual return:

                     ONE      THREE     FIVE       TEN
                     YEAR     YEARS     YEARS     YEARS
                     ----     -----     -----     -----
                     $15       $47       $81      $ 177

     This example assumes that expenses in relation to average daily net assets will be 1.48% per year for shares that are outstanding, and does not take into account any sales load or commissions to purchase the Trust's shares. Use of the assumed 5% return is required by the Securities and Exchange Commission. The example is not an illustration of past or future investment results. This example should not be considered a representation of past or future expenses; actual expenses may be more or less than those shown.

     For example, in the fiscal year ended February 29, 1996, the Investment Manager received $7,122,089 in fees from the Trust (0.82% of net assets and 0.82% of net assets plus borrowings of the Trust) pursuant to the Management Agreement. Had the amendment to the Management Agreement been in effect during that fiscal year and assuming that the Trust borrowed up to 25% of its total net assets, plus borrowings, and maintained outstanding borrowings at a rate of 25% of its total net assets, plus borrowings, through the year, the fees received by the Investment Manager would have been approximately $8,996,000 (1.04% of net assets and 0.78% of total net assets, plus borrowings of the Trust). This would represent an increase of 26% in total fees paid by the Trust to the Investment Manager, but a 5% decrease in fees paid by the Trust as a percentage of total net assets, plus borrowings. If the amendment to the Management Agreement had been in effect in the fiscal year ended February 29, 1996 and the Trust had not borrowed funds, there would have been no increase in the fees received by the Investment Manager.

     In determining whether to approve the amendment to the Management Agreement, the Trustees considered the fact that Mr. Robert W. Stallings, who is an executive officer and Chairman of the Trust, is also an officer and director of the Investment Manager. In addition, the following officers of the Fund are also officers of the Investment Manager: Howard Tiffen, James R. Reis, James M. Hennessy, Daniel A. Norman, and Michael J. Roland. The Trustees also considered the fact that the proposed amendment to the Management Agreement would increase the total amount of fees received by the Investment Manager should the Trust borrow money for investment purposes. The Trustees believe that the proposed amendment does not represent an unfair burden on the Shareholders of the Trust, as it compensates the Investment Manager for bona fide investment advisory services provided in connection with the management of proceeds from borrowings.

     The proposal to amend the Investment Management Agreement was unanimously approved by the Board, including all of the Trustees who are not "interested" persons of the Trust within the meaning of the 1940 Act.

The Investment Manager

     The Investment Manager is a wholly owned subsidiary of Pilgrim America Group, Inc., which is in turn a wholly owned subsidiary of Express America Holdings Corporation ("Express America"). Express America (a Delaware corporation, the shares of which are traded on the NASDAQ National Market System) is a holding company that engages in the financial services business. The address of Express America is Two Renaissance Square, 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004.

     The name and principal occupations of the principal executive officer and each director of the Investment Manager are set forth below under "Other Information -- Principal Executive Officers and Directors of the Investment Manager".

Recommendation and Required Vote

     Assuming a quorum is present, a Majority Vote, as defined above, is required to approve the amendment to the Management Agreement. This Proposal will not be adopted unless Proposal 2.a. is approved by the shareholders.

        THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT SHAREHOLDERS
     OF THE TRUST VOTE FOR THE PROPOSED CHANGES TO THE TRUST'S FUNDAMENTAL
      INVESTMENT POLICIES IN PROPOSAL 2.A. AND FOR THE PROPOSED AMENDMENT
                  OF THE MANAGEMENT AGREEMENT IN PROPOSAL 2.B.

      3.  RATIFICATION OF THE SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     At a meeting of the Board held on January 31, 1996, the Board, including a majority of trustees who are not "interested persons" as defined in the 1940 Act, as well as the trustees who were members of the Audit Committee, selected the accounting firm of KPMG Peat Marwick LLP to act as the independent auditors of the Trust for the fiscal year ending February 28, 1997.

     KPMG Peat Marwick LLP was initially selected as the independent auditors of the Trust for the fiscal year ended February 29, 1996 at a meeting of the Board held on June 7, 1995. Selection of KPMG Peat

Marwick LLP resulted in a change in the Trust's independent auditor from the auditor used in prior years. A different auditing firm had served as independent auditors for the Trust with respect to its financial statements for the fiscal year ending February 28, 1995 and prior years. The Board considered the services of the former auditing firm to have been satisfactory. However, based upon a recommendation from the Investment Manager, the Trustees deemed it appropriate at the meeting on June 7, 1995 to select KPMG Peat Marwick LLP as independent auditors. The Board selected KPMG Peat Marwick LLP after considering that firm's experience as independent auditors to investment companies.

     The former auditing firm resigned as independent auditors of the Trust on October 25, 1995. Such auditing firm's report on the financial statements for either of the past two years has not contained an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles. During the Trust's two most recent fiscal years, there were no disagreements with the former auditing firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of that firm, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

     KPMG Peat Marwick LLP are independent auditors and have no direct financial or material indirect financial interest in the Trust. Representatives of KPMG Peat Marwick LLP are not expected to be at the Meeting.

     The Board's selection is submitted to the shareholders for ratification.

Recommendation and Required Vote

     The affirmative vote of the holders of a majority of the shares of the Trust represented at the meeting, assuming a quorum is present, is required for the ratification of the selection of independent auditors.

     THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT SHAREHOLDERS OF THE
       TRUST RATIFY THE SELECTION OF KPMG PEAT MARWICK LLP AS INDEPENDENT
          AUDITORS FOR THE TRUST FOR THE YEAR ENDING FEBRUARY 28, 1997

                              GENERAL INFORMATION

Other Matters to Come Before the Meeting

     The Trust's management does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxyholders will vote thereon in accordance with their best judgment.

Executive Officers of the Trust

     Robert W. Stallings has been the Chairman of the Board, Chief Executive Officer and President of the Trust since April 1995. Mr. Stallings' business experience is described above under Proposal 1. The following additional persons currently are principal executive officers of the Trust:

                                                               PRINCIPAL OCCUPATION FOR THE
           NAME               POSITION WITH THE TRUST                LAST FIVE YEARS
---------------------------  --------------------------  ----------------------------------------
Howard Tiffen..............  Senior Vice President       Senior Vice President, Pilgrim America
  (Age 47)                   (since February 1996)       Group, Inc. and Pilgrim America
                                                         Investments, Inc. (since November 1995);
                                                         Managing Director of various divisions
                                                         of Bank of America (and its predecessor,
                                                         Continental Bank) (1982-1995); Managing
                                                         Director, Wells Fargo Asia Limited,
                                                         Wells Fargo Bank, N.A. (1980-1982);
                                                         Managing Director, Wardley Thailand
                                                         Limited and various other positions,
                                                         Wardley Limited Hong Kong (1974-1980);
                                                         various international management
                                                         positions, Barclays Bank (1966-1974).

James R. Reis..............  Executive Vice President    Vice Chairman (since December 1994) and
  (Age 38)                   (since April 1995)          Executive Vice President (since April
                                                         1995), Pilgrim America Group, Inc. and
                                                         Pilgrim America Investments, Inc.; a
                                                         director (since December 1994) and
                                                         Assistant Secretary (since April 1995),
                                                         Pilgrim America Securities, Inc.;
                                                         Executive Vice President of each of the
                                                         funds in the Pilgrim America Group
                                                         (since April 1995); Vice Chairman and
                                                         Chief Financial Officer, Express America
                                                         Holdings Corporation (since December
                                                         1993); President and Chief Financial
                                                         Officer, Express America Holdings
                                                         Corporation (May 1991-December 1993);
                                                         Vice Chairman (since December 1993),
                                                         Express America Mortgage Corporation and
                                                         former President (May 1991-December
                                                         1993); President and Chief Financial
                                                         Officer, First Western Partners, Inc.
                                                         (February 1990-December 1991).

James M. Hennessy..........  Senior Vice President and   Senior Vice President and Secretary,
  (Age 46)                   Secretary                   Express America Holdings Corporation,
                             (since April 1995)          Pilgrim America Group, Inc., Pilgrim
                                                         America Securities Inc., Pilgrim America
                                                         Investment, Inc. and each of the funds
                                                         in the Pilgrim America Group (since
                                                         April 1995). Senior Vice President,
                                                         Express America Mortgage Corporation
                                                         (June 1992-August 1994). President,
                                                         Beverly Hills Securities Corp (January
                                                         1990-June 1992).

                                                               PRINCIPAL OCCUPATION FOR THE
           NAME               POSITION WITH THE TRUST                LAST FIVE YEARS
---------------------------  --------------------------  ----------------------------------------
Daniel A. Norman...........  Senior Vice President       Director and Senior Vice President,
  (Age 38)                   (since April 1995)          Pilgrim America Group, Inc.; Director,
                                                         Senior Vice President and Assistant
                                                         Secretary, Pilgrim America Investments,
                                                         Inc., Director and Senior Vice President
                                                         of Pilgrim America Securities, Inc.
                                                         (since December 1994); Senior Vice
                                                         President of each of the funds in the
                                                         Pilgrim America Group (since April
                                                         1995); Senior Vice President, Express
                                                         America Holdings Corporation (April
                                                         1995-February 1996); Senior Vice
                                                         President, Express America Mortgage
                                                         Corporation (since February 1992); Chief
                                                         Financial Officer, Prime Financial, Inc.
                                                         (December 1985-February 1992).

Nancy L. Peden.............  Senior Vice President and   Senior Vice President and Assistant
  (Age 39)                   Assistant Secretary         Secretary, Pilgrim America Group, Inc.
                             (since 1987)                (since April 1995); Vice President of
                                                         Operations, The Pilgrim Group Inc. (for
                                                         more than the past five years prior to
                                                         April 1995); Senior Vice President and
                                                         Assistant Secretary, Pilgrim America
                                                         Masters Series, Inc. (since April 1995),
                                                         Pilgrim America Investment Funds, Inc.
                                                         (since April 1995), and Pilgrim
                                                         Government Securities Income Fund, Inc.
                                                         (since 1993) and Pilgrim Regional
                                                         BankShares, Inc. (since 1993).

Michael J. Roland, CPA.....  Senior Vice President and   Senior Vice President, Treasurer and
  (Age 37)                   Treasurer                   Chief Financial Officer, Pilgrim America
                             (since January 1995)        Group, Inc., Pilgrim America
                                                         Investments, Inc. and Pilgrim America
                                                         Securities, Inc. (since April 1995);
                                                         Senior Vice President and Treasurer of
                                                         each of the funds in the Pilgrim America
                                                         Group (since April 1995); Partner at the
                                                         consulting firm of Corporate Savings
                                                         Group, in Newport Beach, California
                                                         (July 1994-December 1994); Vice
                                                         President, Pacific Financial Asset
                                                         Management Corp. (PFAMCo) Funds
                                                         (1992-June 1994); Director of Financial
                                                         Reporting, Pacific Mutual Life Insurance
                                                         Company (1988-1992).

Principal Executive Officer and Directors of the Investment Manager

     Robert W. Stallings has been the Chairman, Chief Executive Officer and President of the Investment Manager since April 1995. Mr. Stallings' business experience is described above under Proposal 1. James R. Reis and Daniel A. Norman are the two other directors of the Investment Manager. Mr. Reis' and Mr. Norman's business experience is described above under "Other
Information -- Executive Officers of the Trust".

Shareholder Proposals

     It is anticipated that the next annual meeting of the Trust will be held in June 1997. Any proposals of shareholders of beneficial interest of the Trust that are intended to be presented at the Trust's next annual meeting must be received at the Trust's principal executive offices within a reasonable period of time before the proxy solicitation for that meeting is made and must comply with all other legal requirements in order to be included in the Trust's proxy statement and form of proxy for that meeting.

Reports to Shareholders

     The Trust will furnish, without charge, a copy of the Annual Report and the most recent Semi-Annual Report regarding the Trust on request. Requests for such reports should be directed to Pilgrim America at Two Renaissance Square, 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004 or to the Trust at
(800) 331-1080.

     IN ORDER THAT THE PRESENCE OF A QUORUM AT THE MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                          Nancy L. Peden
                                          Assistant Secretary

March 25, 1996
Two Renaissance Square, Suite 1200
40 North Central Avenue
Phoenix, Arizona 85004

PILGRIM AMERICA GROUP
PROXY SERVICES                     PILGRIM PRIME RATE TRUST
P.O. BOX 9162
FARMINGDALE, NY  11735

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

THE UNDERSIGNED OWNER OF SHARES OF BENEFICIAL INTEREST, (THE "SHARES") OF PILGRIM PRIME RATE TRUST (THE "TRUST") HEREBY INSTRUCTS ROBERT W. STALLINGS OR JAMES M. HENNESSY TO VOTE THE SHARES HELD BY HIM AT THE SPECIAL MEETING OF SHAREHOLDERS OF THE TRUST TO BE HELD AT 10:00 A.M., LOCAL TIME, ON MAY 2, 1996 AT TWO RENAISSANCE SQUARE, 40 NORTH CENTRAL AVENUE, SUITE 1200, PHOENIX, ARIZONA 85004 AND AT ANY ADJOURNMENT THEREOF, IN THE MANNER DIRECTED BELOW WITH RESPECT TO THE MATTERS REFERRED TO IN THE PROXY STATEMENT FOR THE MEETING, RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED, AND IN THE PROXIES' DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION TO YOUR TRUST, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR BALLOT AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING PROPOSALS.

THESE VOTING INSTRUCTIONS WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS VOTING INSTRUCTION WILL BE VOTED FOR ALL PROPOSALS.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS /X/
________________________________________________________________________________
                           PILGRIM PRIME RATE TRUST

1. ELECTION OF TRUSTEES: 1)MARY A. BALDWIN, 2) AL BURTON,
           3) BRUCE S. FOERSTER, 4) JOCK PATTON, 5) ROBERT W. STALLINGS

            ___ FOR ALL  ___ WITHHOLD ALL   ___ FOR ALL EXCEPT
(TO WITHHOLD AUTHORITY TO VOTE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE THE
                        NOMINEE'S NUMBER ON THE LINE.)

2. TO APPROVE THE FOLLOWING AMENDMENTS IN CONNECTION WITH THE TRUST'S ABILITY TO BORROW MONEY (PLEASE NOTE AMENDMENTS REQUIRE APPROVAL OF BOTH 2.A. AND 2.B.):

   A. TO APPROVE AMENDMENTS OF THE TRUST'S FUNDAMENTAL INVESTMENT POLICIES TO EXPAND ITS ABILITY TO ENGAGE IN BORROWING TRANSACTIONS TO THE EXTENT PERMITTED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

         _____ FOR                 _____ AGAINST               _____ ABSTAIN

   B. TO APPROVE AN AMENDMENT TO THE INVESTMENT MANAGEMENT AGREEMENT BETWEEN THE TRUST AND ITS INVESTMENT MANAGER TO PROVIDE THAT THE TRUST PAY THE INVESTMENT MANAGER AT THE CURRENT RATE SCHEDULE BASED ON AN EXPANDED BASE OF ASSETS -- THE TRUST'S AVERAGE DAILY NET ASSETS PLUS THE PROCEEDS OF ANY OUTSTANDING BORROWINGS.

         _____ FOR                 _____ AGAINST               _____ ABSTAIN

         3. TO RATIFY THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS INDEPENDENT AUDITORS FOR THE TRUST FOR THE FISCAL YEAR ENDING FEBRUARY 28, 1997.

         _____ FOR                 _____ AGAINST               _____ ABSTAIN

         4. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OF SHAREHOLDERS OR ANY ADJOURNMENTS THEREOF.

         _____ FOR                 _____ AGAINST               _____ ABSTAIN


PLEASE VOTE, SIGN AND DATE THIS VOTING INSTRUCTION AND RETURN IT IN THE ENCLOSED ENVELOPE.

THIS VOTING INSTRUCTION SHALL BE SIGNED EXACTLY AS YOUR NAME(S) APPEARS HEREON. IF SIGNING AS AN ATTORNEY, EXECUTOR, GUARDIAN OR IN SOME REPRESENTATIVE CAPACITY OR AS AN OFFICER OF A CORPORATION, PLEASE ADD TITLE AS SUCH. JOINT OWNERS MUST EACH SIGN.


RECEIPT OF THE NOTICE OF MEETING AND PROXY STATEMENT IS HEREBY ACKNOWLEDGED:


_________________________    ________________________________      ___________
SIGNATURE                    SIGNATURE (JOINT OWNERS)              DATE